EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of January 12, 2006, among Spatialight, Inc., a New York corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Price” means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common shares of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Bryan Cave LLP.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, except in accordance with the anti-dilution provisions of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

 “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Share Purchase Price” equals the lesser of: (1) $2.75, and (2) the Closing Price on the Trading Day immediately prior to Closing, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Filings” shall have the meaning ascribed to such term in Section 3.1.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq SmallCap Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

“Subsequent Offering Notice” shall have the meaning ascribed to such term in Section 4.13.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, or the Nasdaq National Market.

“Transaction Documents” means this Agreement and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

Article II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, up to 2,363,637 Shares. Upon the acceptance and execution of this Agreement by the Company, the Company shall deliver to each Purchaser their respective Shares as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2. Immediately upon receipt of the Shares, each Purchaser will deliver to the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY, or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchasers the following:

(i) this Agreement duly executed by the Company;

(ii) a certificate evidencing a whole number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser or the nominee name thereof; and

(iii) the Registration Rights Agreement duly executed by the Company.

(b) Within ten (10) Trading Days after the Closing Date, the Company shall deliver or cause to be delivered to the Purchasers a legal opinion in the form agreed to by the Purchasers, the Company and Company Counsel.

(c) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Registration Rights Agreement duly executed by such Purchaser.

(iii) immediately upon receipt of the Shares, such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchasers of the items set forth in Section 2.2(c) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company between the date hereof through the Closing Date; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

Article III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.Except as set forth under the corresponding section of the Disclosure Schedules and except as disclosed in the Company’s filings with the Commission made pursuant to the Securities Act or the Exchange Act (the "SEC Filings", which Disclosure Schedules and SEC Filings shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means except as disclosed in the Company's SEC Reports, the financial statements and notes thereto furnished to the Purchasers, or otherwise disclosed herein or in the Disclosure Schedules or Exhibits hereto, any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. Except as set forth in Schedule 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iv) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement in order to issue the Shares.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except as disclosed Schedule 3.1(h), as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principals applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since the date of the latest audited financial statements included in the SEC Reports, except as specifically disclosed in the SEC Reports subsequent financial statements, or otherwise disclosed herein or on the schedules or exhibits thereto, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in the SEC Reports, which are either not material or are included in the Disclosure Schedules, (iii) the Company has not altered its method of accounting except in accordance with GAAP or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. There is no action, suit, proceeding, investigation or notice of violation (“Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports and Schedule 3(j), could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(l) Compliance. Neither the Company nor any Subsidiary (i) is, except as disclosed in Schedule 3.1(l), in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permit”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes are prudent. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(r) Internal Accounting Controls. Except as disclosed in Schedule 3.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in Schedule 3.1(r), the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(s) Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(t) Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors under the Transaction Documents. The Company is eligible to register its Common Stock for resale by the Investors under Form S-3 or Form S-1 promulgated under the Securities Act. Except as specified in Schedule 3.1(t), the Company has not granted or agreed to grant to any Person any rights (including “piggy‑back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(u) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti‑takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(x) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(y) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(zz) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(bb) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company within the fifteen months prior to the Closing Date. Each Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

Article IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company, or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following a sale or transfer of the Shares pursuant to an effective registration statement, or (ii) following any sale of such Shares pursuant to Rule 144 to any Person who is not an Affiliate of the Company, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker or custodian with the Depository Trust Company System.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4  Securities Laws Disclosure; Publicity. The Company shall, in compliance with applicable securities laws, issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby. In no event, shall the Company be entitled to use the name of the Purchaser or Wellington Management Company LLP in any press release without such Purchaser’s prior consent.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.6 Non-Public Information. The Company covenants and agrees that other pursuant to Section 4.13, neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. With respect to information disclosed in a Subsequent Offering Notice (as defined in Section 4.13), each Purchaser covenants that it shall keep confidential, shall not act upon or use in any manner (except in accordance with the terms of Section 4.13), and shall not share or further disclose to any other party the information disclosed by the Company pursuant to Section 4.13 until such information has been publicly disclosed by the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices or regularly scheduled interest payments on existing Indebtedness), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to any breach in any material respect of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. But in no event shall the Company be obligated to bear fees and disbursements of more than one law firm per Purchaser Party under the provisions of Section 4.9 or otherwise. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the applicable Purchaser in this Agreement or in the other Transaction Documents.

4.9 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.10 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.11 Short Sales and Confidentiality After The Date Hereof.Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the execution of this Agreement and ending three months after the Closing Date. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.12 Delivery of Securities Upon Closing.Immediately upon closing each Purchaser will deliver a wire transfer corresponding to its Purchase Amount set forth in the signature pages hereto

4.13Right of Participation.For a period of six months following the Closing Date, each of the Purchasers shall have the right to participate in up to 35% of any offerings of equity securities or securities convertible into equity securities by the Company (such offering being a “Subsequent Offering”). The Purchasers acknowledge that any right of participation conferred by this Section 4.13 is subject to all pre-existing rights of participation, rights of first offer, rights of first refusal, and other pre-emptive rights that the Company may have granted to other Purchasers, and the Company represents and warrants that all of such rights have been disclosed in the Company’s SEC Filings. At least seven business days prior to the closing of any Subsequent Offering, the Company shall deliver to each Purchaser, notice (the “Subsequent Offering Notice”) of the proposed or intended Subsequent Offering. The Subsequent Offering Notice shall (i) identify and describe the securities being offered in the Subsequent Offering, (ii) describe the price and other terms upon which they are to be issued, sold, or exchanged, and (iii) set forth the amount of securities which are to be issued, sold, or exchanged under the Subsequent Offering. In the event that a Purchaser wishes to participate in the Subsequent Offering, such Purchaser shall deliver written notice to the Company of such Purchaser’s intention to participate within three business days of receipt of the Subsequent Offering Notice, and each of the Purchasers acknowledge that it may participate in the Subsequent Offering only upon the same price and terms at which the Subsequent Offering is made available to other investors in such offering. If the Purchasers wish to purchase more than 35% of such offering in the aggregate, the amounts to be so purchased shall be cut back proportionately from all Purchasers who are seeking to purchase in excess of their respective its pro rata shares (based on the Purchasers’ respective ownership of Common Stock of the Company at the time) of such offering until the aggregate amount to be so purchased is equal to 35% of such offering.  Any information set forth in a Subsequent Offering Notice and any discussions relating to or arising from the Subsequent Offering Notice shall be deemed to be information delivered as part of the Subsequent Offering Notice and therefore subject to the provisions of Section 4.6 hereof.

Article V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before January 25, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses.After the Closing, an aggregate total of $15,000 will be reimbursed by the Company for the Purchasers’ reasonable legal fees incurred in connection herewith. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

5.3 Entire Agreement.The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers.No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings.The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.7 Successors and Assigns.This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers”.

5.8 No Third-Party Beneficiaries.This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.9 Governing Law.All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Execution.This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability.If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Rescission and Withdrawal Right.Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.13 Replacement of Securities.If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.14 Remedies.In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside.To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchasers’ Obligations and Rights.The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.17 Construction.The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPATIALIGHT, INC.	Address for Notice:
By: /s/ Theodore Banzhaf Name: Theodore Banzhaf Title: Executive Vice President	5 Hamilton Landing, Suite 100 Novato, CA 94949

With a copy to (which shall not constitute notice): Melvin Katz, Esq. Bryan Cave, LLP 1290 Avenue of the Americas New York, NY 10104 Telephone: 212-541-1155 Fax:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:Central States, Southeast and Southwest Areas Pension Fund
Signature of Authorized Signatory of Holder: /s/ Julie A. Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271

Subscription Amount: $248,900
Shares: 95,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: SEI U.S. Small Companies Fund
Signature of Authorized Signatory of Holder: /s/Julie A. Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Brown Brothers Harriman & Co.
Attn: BBH Physical Securities handling team
140 Broadway Street
New York, NY 10005-1101

Subscription Amount: $31,440
Shares: 12,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: SEI Institutional Managed Trust, Small Cap Growth Fund
By: Wellington Management Company, LLP as investment advisor
Signature of Authorized Signatory of Holder: /s/Julie A. Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

The Bank of New York
One Wall Street, 3rd Floor
New York, NY

Subscription Amount: $ 262,000
Shares: 100,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: SEI Institutional Investments Trust, Small Cap Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

The Bank of New York
One Wall Street, 3rd Floor
New York, NY

Subscription Amount: $248,900
Shares: 95,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: SEI Institutional Investments Trust, Small/Mid Cap Equity Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

The Bank of New York
One Wall Street, 3rd Floor
New York, NY

Subscription Amount: $ 222,700
Shares: 85,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Optimix Investment Management Limited
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

State Street Bank & Trust
Company Acct: State Street
55 Water Street Plaza Level – 3rd Floor
New York, NY

Subscription Amount: $36,680
Shares: 14,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Seligman Global Fund Series, Inc. – Global Smaller Companies Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

JP Morgan Chase Bank
4 New York Plaza, 11th Floor
Physical Reserves
New York, NY 10004

Subscription Amount: $116,590
Shares: 44,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Wellington Management Portfolios (Dublin) plc – Global Smaller Companies Equity Portfolio
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

State Street Bank & Trust
Company Acct: State Street
55 Water Street Plaza Level – 3rd Floor
New York, NY

Subscription Amount: $60,260
Shares: 23,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Telstra Super Pty Ltd
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

The Bank of New York
One Wall Street, 3rd Floor
New York, NY

Subscription Amount: $64,190
Shares: 24,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: JB Were Global Small Companies Pooled Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

The Bank of New York
One Wall Street, 3rd Floor
New York, NY

Subscription Amount: $303,920
Shares: 116,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Retail Employees Superannuation Trust
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

JP Morgan Chase Bank
4 New York Plaza, 11th Floor
Physical Reserves
New York, NY 10004

Subscription Amount: $ 87,770
Shares: 33,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Australian Retirement Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

JP Morgan Chase Bank
4 New York Plaza, 11th Floor
Physical Reserves
New York, NY 10004

Subscription Amount: $74,670
Shares: 28,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: JB Were Global Small Companies Fund - CFS
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Citibank NA (908)
55 Water Street Plaza Level – 3rd Floor
New York, NY

Subscription Amount: $62,880
Shares: 24,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: BC Telecom Pension Plan for Management and Exempt Employees
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271

Subscription Amount: $13,100
Shares: 5,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Maritime Life Discovery Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271

Subscription Amount: $53,710
Shares: 20,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Pension Plan for Management and Professionals of TELUSCORP-ALPHA
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271

Subscription Amount: $26,200
Shares: 10,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Talvest Small Cap Cdn. Equity Fund
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Mellon Securities Trust Company
120 Broadway, 13th Floor
New York, NY 10271

Subscription Amount: $9,170
Shares: 3,500
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Emergency Services Superannuation Board
Signature of Authorized Signatory of Holder: /s/ Julie Jenkins
Name of Authorized Signatory: Julie A. Jenkins
Title of Authorized Signatory: Vice President and Counsel
Address for Notice of Purchaser:

Care of:	Wellington Management Company, LLP
Attention: Heather Smith
75 State Street
Boston, MA 02109

Address for Delivery of Securities for Purchaser (if not same as above):

Bank of New York
One Wall Street, 3rd Floor
Window A
New York,

Subscription Amount: $41,920
Shares: 16,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Paulson Investment Company, Inc.
Signature of Authorized Signatory of Holder: /s/ Barbara James
Name of Authorized Signatory: Barbara James
Title of Authorized Signatory: Assistant Corporate Secretary
Address for Notice of Purchaser:

811 SW Naito Pkwy, Ste. 200
Portland, OR 97204

Address for Delivery of Securities for Purchaser (if not same as above):

Same as above

Subscription Amount: $786,000
Shares: 300,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Braeburn Special Opportunities Fund, LLC
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory: /s/Lee M. Canaan
Title of Authorized Signatory: Portfolio Manager
Address for Notice of Purchaser:

33 Bloomfield Hills Parkway, Suite 240
Bloomfield Hills, MI 48304

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount: $484,700
Shares: 185,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[PURCHASER SIGNATURE PAGES TO HDTV SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Braeburn Special Opportunities Fund II, LLC
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory: /s/Lee M. Canaan
Title of Authorized Signatory: Portfolio Manager
Address for Notice of Purchaser:

33 Bloomfield Hills Parkway, Suite 240
Bloomfield Hills, MI 48304

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount: $170,300
Shares: 65,000
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $6,500,000 of Common Stock from SpatiaLight, Inc. (the “Company”). All funds will be wired into a trust account maintained by ____________, counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: January [__], 2006

I. PURCHASE PRICE
Gross Proceeds to be Received in Trust	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS:
To: _____________________________________
To: _____________________________________